Exhibit 10.1

LIMITED WAIVER

THIS LIMITED WAIVER TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Waiver”) is entered into as of September 30, 2016, by and among VANGUARD NATURAL GAS, LLC, a Kentucky limited liability company (“Vanguard Natural Gas”), as the Borrower under and as defined in the Credit Agreement (defined below), CITIBANK, N.A., in its capacities as the Administrative Agent (under and as defined in such Credit Agreement) and Issuing Bank (under and as defined in such Credit Agreement), and each Lender (under and as defined in the Credit Agreement) appearing on the signature pages hereto (such Lenders, the “Consenting Lenders”).
R E C I T A L S
A.    Reference is hereby made to that certain Third Amended and Restated Credit Agreement dated as of September 30, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Vanguard Natural Gas, as the Borrower, CITIBANK, N.A., in its respective capacities as the Administrative Agent and Issuing Bank, and the Lenders party thereto from time to time.
B.    Parent (the “Note Obligor”) informed the Administrative Agent, the Lenders and the Issuing Bank of its election to pay the interest payment due and payable on October 1, 2016 in respect of, and as required by the terms and provisions of the Note Obligor’s 7.875% Senior Notes due 2020 (such Senior Notes, as in effect on the date hereof, the “Subject Notes” and such required payment, the “October 2016 Interest Payment”) during the 30-day grace period provided for payment thereof in section 12 of the Subject Notes, which election would result in an automatic Event of Default under Section 10.01(f) of the Credit Agreement and a Default under Section 10.01(g) (to the extent the Borrower fails to make the October 2016 Interest Payment on October 1, 2016, such resulting Default and Event of Default are referred to herein, collectively, as the “Specified Defaults”).
C.    The Borrower requests that the Lenders waive the Specified Defaults.
D.    The Issuing Bank and Consenting Lenders, which Consenting Lenders constitute the Required Lenders under the Credit Agreement, agree, subject in all respects to the terms and conditions set forth herein (including, without limitation, section 1 hereof), to the limited waiver of the Specified Defaults.
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Limited Waiver. Subject in all respects to the terms and conditions set forth in this section 1 and the other terms and conditions of this Waiver, the Issuing Bank and the Consenting Lenders hereby waive the Specified Defaults; provided that (A) if Note Obligor does not pay, or cause to be paid, within the 30-day grace period provided for such payment in the Subject Notes, the October Interest Payment, (B) if the failure to make such October 2016 Interest Payment causes, or permits the holders of the Subject Notes (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Subject Notes to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or require an offer to repurchase, prepay, defease, or redeem such Subject Notes is made, prior to their stated maturity, (C) if any Default or Event of Default (other than the Specified Defaults) exists and is continuing as of the date hereof and/or any Default or Event of Default

1

(other than the Specified Defaults and any Default or Event of Default arising directly as a result of the failure of the representations and warranties in Section 7.04(b)(i), Section 7.07(b), Section 7.07(c) and Section 7.22 of the Credit Agreement to be correct when made or deemed made, on or after the date hereof and before the expiration of such 30-day grace period, solely as result of the existence of the Specified Defaults) occurs on or after the date hereof and prior to, or concurrently with, the payment of the October 2016 Interest Payment within such 30-day grace period or (D) the Borrower fails to (x) make the October/November 2016 Deficiency Payment (as defined below), as and when due, in accordance with the terms of section 2(a) hereof and/or (y) deliver the weekly receipts and disbursements report required by section 2(b) hereof, in each case, the limited waiver in this section 1 shall be void ab initio. Except as expressly set forth above in this section 1, nothing herein is intended to affect the continuing obligations of the Borrower to comply with, or the continuing rights of the Lenders, the Issuing Bank and the Administrative Agent with respect to, any provision of the Credit Agreement and/or any other Loan Document.
2.    Covenants of the Borrower and the other Loan Parties.
(a)    Existing Borrowing Base Deficiency Payments. The Borrower and each other Loan Party acknowledge and agree that, in the event the Borrower and/or any other Loan Party is in receipt of proceeds from the consummation, whether in a single transaction or a series of related transactions, of any sale, assignment, farm-out, conveyance, transfer or other disposition of any of the Borrower’s and/or any other Loan Party’s Property during the month of October 2016, the Borrower hereby agrees to make additional payments (such additional payments, the “October/November 2016 Deficiency Payment”), within one (1) Business Day after Borrower’s and/or any other Loan Party’s receipt thereof, in respect of the Borrowing Base Deficiency outstanding as of the date of such receipt, in an amount equal to the October 2016 and November 2016 installments required by Section 3.04(c) of the Credit Agreement (based on payment in full of such Borrowing Base Deficiency in six installments), determined as of the date hereof (or, if less, the remaining balance of such deficiency); provided that (x) as of the date required herein above for the October/November 2016 Deficiency Payment, to the extent the Note Obligor has not yet paid, or concurrently with the payment of the October/November Deficiency Payment will pay, the October 2016 Interest Payment, the amount of such October/November 2016 Deficiency Payment shall not exceed the amount that would, solely as a result of the pro forma effect of such October/November 2016 Deficiency Payment, cause the Borrower’s Liquidity (calculated in accordance with the proviso in such definition) to be less than $50,000,000 (but shall not otherwise affect Borrower’s obligations under Section 3.04(c) to repay the Borrowing Base Deficiency) and (y) the Borrower shall not be required to prepay such installment if the aggregate proceeds from any such sale, assignment, farm-out, conveyance, transfer or other disposition is less than or equal to $10,000,000. The Borrower and each other Loan Party agree that any failure to make such payment shall constitute an Event of Default under the Credit Agreement.
(b)    Information and Financial Data. No later than 5:00 p.m. (prevailing Eastern Time) on each Tuesday, commencing with the first such Tuesday to occur after the date hereof, the Borrower agrees to provide to the Administrative Agent and the Lenders a report showing actual receipts and disbursements through the prior week in the format of the 13-week cash flow report forecasting the Borrower’s budget attached hereto as Appendix A (such 13-week cash flow forecast, as supplemented on a rolling 13-week basis from time to time, in form and substance satisfactory to the Administrative Agent, the “Budget”), and, promptly upon request of the Agent, an explanation of any variance to the Budget. The Borrower and each other Loan Party agree that any failure to deliver such report shall constitute an Event of Default under the Credit Agreement.
(c) Notwithstanding any term or provision to the contrary, the Borrower and each other Loan Party hereby agrees that it shall cause each of their respective Deposit Accounts (other than any

Deposit Accounts constituting Excluded Property), commodities accounts and securities accounts to at all times be subject to an Account Control Agreement; provided that, in respect of any Deposit Accounts in existence on the date hereof maintained by the Administrative Agent or any Lender, to the extent no Account Control Agreement is currently effective for such Deposit Account, no Account Control Agreement shall be required to be effective in respect of such Deposit Account until the date on which the amount on deposit in such Deposit Accounts exceeds $0.00. For purposes herein, the term “Account Control Agreement” shall mean, in respect of any Deposit Account, securities account and commodities account, any agreement which is effective to grant to the Administrative Agent “control” (as defined in the Uniform Commercial Code, as in effect in the jurisdiction to which any such account is subject) over any such account, executed and delivered by, inter alios, the institution maintaining such account, in each case, in form and substance reasonably acceptable to the Administrative Agent. The Borrower and each other Loan Party agree that any failure to comply with the foregoing shall constitute an Event of Default under the Credit Agreement.
(d) Prior to the establishment thereof, the Borrower and each Loan Party shall deliver 10 Business Days’ prior written notice to the Administrative Agent of any Deposit Account (other than a Deposit Account constituting Excluded Property, solely to the extent established or maintained for the purposes described in clause 4 of the definition thereof), commodities accounts and securities accounts opened or established by the Borrower and/or such other Loan Party. The Borrower and each other Loan Party agree that any failure to comply with the foregoing shall constitute an Event of Default under the Credit Agreement.
(e) The Borrower and each other Loan Party hereby agree that neither Borrower nor any other Loan Party shall transfer or maintain (on deposit or otherwise), any cash, cash equivalents, Investment Property, or any other amount in any Deposit Account (other than in respect of any Deposit Account constituting Excluded Property, solely to the extent such amounts are for the purposes described in clause 4 of the definition thereof), commodities accounts and securities account prior to compliance with the foregoing clauses (c) and (d). The Borrower and each other Loan Party agree that any failure to comply with the foregoing shall constitute an Event of Default under the Credit Agreement.
3.    Conditions Precedent. This Waiver shall become effective upon the satisfaction (as determined by the Administrative Agent in its sole discretion) of each of the following:
(a)    the Administrative Agent shall be in receipt of this Waiver, duly executed and delivered by the Administrative Agent, the Consenting Lenders and each Loan Party;
(b)    the Administrative Agent shall be in receipt of payment in respect of all accrued and unpaid out-of-pocket fees and expenses (including reasonable attorneys' fees and expenses) incurred by Administrative Agent and/or its Affiliates, as required by the terms of Section 12.03 of the Credit Agreement;
(c)    the Administrative Agent shall be in receipt of a certificate of a Responsible Officer of the Borrower and each other Loan Party certifying that each of the representations and warranties of the Borrower and such other Loan Party set forth in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except (x) that any representation or warranty that is qualified as to materiality or any a Material Adverse Effect clause shall be true and correct in all respects and (y) for the failure of the representations and warranties in Section 7.04(b)(i), Section 7.07(b), Section 7.07(c) and Section 7.22 of the Credit Agreement to be true and correct in all material respects as of the date of such certification solely as result of the existence of the Specified Defaults) with the same force and effect as though such representations and warranties have been made on and as of the date hereof except to the extent such representations and warranties expressly relate to an earlier date, such representations and warranties shall be true and correct in all material respects (except that any representation or warranty that is qualified as to materiality or any a Material Adverse Effect clause shall be true and correct in all respects) as of such earlier date; and
(d)    after giving effect to the limited waiver set forth herein, no Default or Event of Default has occurred and is continuing.
4.    Certain Representations. Each Loan Party hereby represents and warrants that, as of the date hereof: (a) such Loan Party has full power and authority to execute this Waiver and this Waiver shall constitute the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other Person is required for the execution, delivery and performance by such Loan Party with the terms and provisions of this Waiver. In addition, each of the Loan Parties hereby represents and warrants, as of the date hereof, that each of the representations and warranties of such Loan Party set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except (x) that any representation or warranty that is qualified as to materiality or any a Material Adverse Effect clause shall be true and correct in all respects and (y) for the failure of the representations and warranties in Section 7.04(b)(i), Section 7.07(b), Section 7.07(c) and Section 7.22 of the Credit Agreement to be true and correct in all material respects solely as result of the existence of the Specified Defaults) with the same force and effect as though such representations and warranties have been made on and as of the date hereof except to the extent such representations and warranties expressly relate to an earlier date, such representations and warranties shall be true and correct in all material respects (except that any representation or warranty that is qualified as to materiality or any a Material Adverse Effect clause shall be true and correct in all respects) as of such earlier date.
5.    Ratification of Liability; Release; Limited Waiver, etc..
(a)    Each of the Loan Parties hereby ratifies and affirms all of its obligations under each Loan Documents to which it is a party in respect of payment, performance, indemnification or otherwise including, without limitation, guarantees of such obligations, and hereby ratifies and affirms its grant of liens on, and/or security interests in, their properties pursuant to such Loan Documents as security for the Obligations and confirms and agrees that such liens and security interests secure all of the Obligations, including any additional Obligations hereafter arising or incurred pursuant to or in connection with this Waiver, the Credit Agreement and/or any other Loan Document. Each Loan Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and such Loan Party waives any defense, offset, counterclaim or recoupment with respect thereto.
(b) Each of the Loan Parties (on behalf of itself and its Affiliates) for itself and for its successors in title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under any of the Loan Parties, for its past, present and future employees, agents, representatives, officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Administrative Agent, the Lenders and each of the other Secured Parties in their respective capacities as such under the Loan Documents, and the Administrative Agent’s, each Lender’s and each other Secured Party’s respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom the Administrative Agent, each Lender each of the other Secured Parties or any of their respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals would be liable if such persons or entities were found to be liable to any Releasing Party or any of them (collectively, hereinafter the “Releasees”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, crossclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, rights of setoff and recoupment, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, any claims relating to (i) the making or administration of the Loans, including, without limitation, any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation, or any other claim based on so-called “lender liability” theories, (ii) any covenants, agreements, duties or obligations set forth in the Loan Documents, (iii) increased financing costs, interest or other carrying costs, (iv) penalties, (v) lost profits or loss of business opportunity, (vi) legal, accounting and other administrative or professional fees and expenses and incidental, consequential and punitive damages payable to third parties, (vii) damages to business reputation, or (viii) any claims arising under 11 U.S.C. §§ 541-550 or any claims for avoidance or recovery under any other federal, state or foreign law equivalent), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Releasees, and which are, in each case, based on any act, fact, event or omission or other matter, cause or thing occurring at any time prior to or on the date hereof in any way, directly or indirectly arising out of, connected with or relating to the Credit Agreement and/or any other Loan Document and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”). Each Releasing Party further stipulates and agrees with respect to all Claims, that it hereby waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this section 5(b).
(c)    Each of the Borrower and other Loan Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by the Borrower or any other Loan Party pursuant to section 5(b) hereof.
(d)    If the Borrower, any other Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, the Borrower and other Loan Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.
6.    Limitation on Agreements. Except as expressly provided in section 1 hereof, this Waiver shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which Administrative Agent, the Issuing Bank and/or any Lender now has or may have in the future under or in connection with the Credit Agreement and the Loan Documents. All terms and provisions of the Loan Documents remain in full force and effect, except to the extent expressly modified by this Waiver. This Waiver shall constitute a Loan Document for all purposes in the Credit Agreement and the other Loan Documents.
7.    Counterparts; Integration; Effectiveness; Electronic Signatures. The provisions of Section 12.06 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
8.    GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL.
(a)    Governing Law. The provisions of Section 12.09(a) of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
(b)    Submission to Jurisdiction. The provisions of Section 12.09(b) of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
(c)    Waiver of Venue. The provisions of Section 12.09(c) of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
(d)    Service of Process. The provisions of Section 12.09(d) of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
(e)    WAIVER OF JURY TRIAL. THE PROVISIONS OF SECTION 12.09(e) OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

[This space is left intentionally blank. Signature pages follow.]

The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
BORROWER:

VANGUARD NATURAL GAS, LLC

By: /s/ Richard Robert
Richard Robert, Executive Vice President
and Chief Financial Officer

VANGUARD NATURAL RESOURCES, LLC

By: /s/ Richard Robert
Richard Robert, Executive Vice President
and Chief Financial Officer

VNR HOLDINGS, LLC

By: Vanguard Natural Gas, LLC
Sole Member

By: /s/ Richard Robert
Richard Robert, Executive Vice President
and Chief Financial Officer

VANGUARD OPERATING, LLC

By: Vanguard Natural Gas, LLC
Sole Member

By: /s/ Richard Robert
Richard Robert, Executive Vice President
and Chief Financial Officer

ENCORE CLEAR FORK PIPELINE LLC

By: /s/ Richard Robert
Richard Robert, Executive Vice President
and Chief Financial Officer

EAGLE ROCK ACQUISITION PARTNERSHIP, L.P.

By: EAGLE ROCK UPSTREAM DEVOLOPMENT COMPANY, INC.,
its general partner

By: /s/ Richard Robert
Richard Robert, Executive Vice President,
Chief Financial Officer and Secretary

EAGLE ROCK ACQUISITION PARTNERSHIP II, L.P.

By: EAGLE ROCK UPSTREAM DEVOLOPMENT COMPANY II, INC.,
its general partner

By: /s/ Richard Robert
Richard Robert, Executive Vice President,
Chief Financial Officer and Secretary

EAGLE ROCK ENERGY ACQUISITION CO., INC.

By: /s/ Richard Robert
Richard Robert, Executive Vice President,
Chief Financial Officer and Secretary

EAGLE ROCK ENERGY ACQUISITION CO. II, INC.

By: /s/ Richard Robert
Richard Robert, Executive Vice President,
Chief Financial Officer and Secretary

EAGLE ROCK UPSTREAM DEVELOPMENT COMPANY, INC.

By: /s/ Richard Robert
Richard Robert, Executive Vice President,
Chief Financial Officer and Secretary

EAGLE ROCK UPSTREAM DEVELOPMENT COMPANY II, INC.

By: /s/ Richard Robert
Richard Robert, Executive Vice President,
Chief Financial Officer and Secretary

ESCAMBIA ASSET CO. LLC

By: /s/ Richard Robert
Richard Robert, Executive Vice President,
Chief Financial Officer and Secretary

ESCAMBIA OPERATING CO. LLC

By: /s/ Richard Robert
Richard Robert, Executive Vice President,
Chief Financial Officer and Secretary

VNR FINANCE CORP.
By: /s/ Richard Robert
Richard Robert, Executive Vice President
and Chief Financial Officer

ADMINISTRATIVE AGENT:

CITIBANK, N.A.
as Administrative Agent and Issuing Bank

By: /s/ Phil Ballard
Name:    Phil Ballard
Title:    Vice President

LENDERS:

CITIBANK, N.A.,
as a Lender

By: /s/ Phil Ballard
Name:    Phil Ballard
Title:    Vice President

WELLS FARGO BANK, N.A.,
as a Lender

By: /s/ Catherine Cook
Name:    Catherine Cook
Title:    Director

ABN AMRO CAPITAL USA LLC,
as a Lender

By: /s/ J.D. Kalverkamp
Name:    J.D. Kalverkamp
Title:    Country Executive

By: /s/ Elizabeth Johnson
Name:    Elizabeth Johnson
Title:    Director

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Michael Clayborne
Name:    Michael Clayborne
Title:    Director

BANK OF MONTREAL,
as a Lender

By: /s/James V. Ducote
Name:    James V. Ducote
Title:    Managing Director

BARCLAYS BANK PLC,
as a Lender

By: /s/Sean Duggan
Name:    Sean Duggan
Title:    Assistant Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By: /s/ Daria Mahoney
Name:    Daria Mahoney
Title:    Authorized Signatory

By: /s/ Trudy Nelson
Name:    Trudy Nelson
Title:    Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Peter Cucchiara
Name:    Peter Cucchiara
Title:    Vice President

By: /s/Kirk L. Tashian
Name:    Kirk L. Tashian
Title:    Director

FIFTH THIRD BANK,
as a Lender

By: /s/Justin Bellamy
Name:    Justin Bellamy
Title:    Director

ING CAPITAL LLC,
as a Lender

By: /s/Juli Bieser
Name:    Juli Bieser
Title:    Managing Director

By: /s/Josh Strong
Name:    Josh Strong
Title:    Director

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/Darren Vanek
Name:    Darren Vanek
Title:    Executive Director

NATIXIS, NEW YORK BRANCH,
as a Lender

By: /s/Kenyatta B. Gibbs
Name:    Kenyatta B. Gibbs
Title:    Director

By: /s/Brice Le Foyer
Name:    Brice Le Foyer
Title:    Director

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/Tom Byargeon
Name:    Tom Byargeon
Title:    Managing Director

ROYAL BANK OF CANADA,
as a Lender

By: /s/H. Christopher DeCotiis
Name:    H. Christopher DeCotiis, CFA
Title:    Attorney-in-Fact

THE BANK OF NOVA SCOTIA,
as a Lender

By: /s/ Marc Graham
Name:    Marc Graham
Title:    Director

CITIZENS BANK, N.A.,
as a Lender

By: /s/Michael Flynn
Name:    Michael Flynn
Title:    Senior Vice President

UBS AG, STAMFORD BRANCH,
as a Lender

By: /s/Craig Pearson
Name:    Craig Pearson
Title:    Associate Director

By: /s/Darlene Arias
Name:    Darlene Arias
Title:    Director

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ David A. White
Name:    David A. White
Title:    Senior Vice President

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By: /s/Stephen Hartman
Name:    Stephen Hartman
Title:    Assistant Vice President

COMMONWEALTH BANK OF AUSTRALIA,
as a Lender

By: /s/Sanjay Remond
Name:    Sanjay Remond
Title:    Director

MORGAN STANLEY BANK, N.A.,
as a Lender

By: /s/Kevin Newman
Name:    Kevin Newman
Title:    Authorized Signatory

ASSOCIATED BANK, N.A.,
as a Lender

By: /s/Brian Caddell
Name:    Brian Caddell
Title:    SVP

WHITNEY BANK,
as a Lender

By: /s/Liana Tchernysheva
Name:    Liana Tchernysheva
Title:    Senior Vice President

THE HUNTINGTON NATIONAL BANK,
as a Lender

By: /s/Christopher Renvi
Name:    Christopher Renvi
Title:    Vice President

SUNTRUST BANK,
as a Lender

By: /s/Janet R. Naifeh
Name:    Janet R. Naifeh
Title:    Senior Vice President